                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 17, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                     1-106                   38-1799862
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      As originally reported in its Current Report on Form 8-K filed on April 5,
2007,  effective April 3, 2007, The LGL Group,  Inc. (the  "Company")  appointed
Timothy  Foufas,  Kuni Nakamura and Javier Romero to its Board of Directors.  On
August  17,  2007,  the Board of  Directors  appointed  Mr.  Romero to its Audit
Committee,  Mr.  Nakamura to its  Compensation  Committee  and Mr. Foufas to its
Nominating  Committee and its newly formed  Executive  Committee,  together with
Chairman Marc Gabelli, Peter DaPuzzo and Avrum Gray.

      On August 22, 2007,  the Company  issued a press  release  announcing  the abovementioned  appointments.  The text of the press release is filed as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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      99.1              Press release dated August 22, 2007.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2007

                                    THE LGL GROUP, INC.

                                    By: /s/ Jeremiah M. Healy
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                                        Name: Jeremiah M. Healy
                                        Title: President and Chief Executive Officer